Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of New Energy Technologies, Inc. for the fiscal quarter ending May 31, 2013, I, John Conklin, President and Chief Executive Officer and Chief Financial Officer of New Energy Technologies, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	Such Quarterly Report on Form 10-Q for the fiscal quarter ending May 31, 2013, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in such Quarterly Report on Form 10-Q for the fiscal quarter ending May 31, 2013, fairly presents, in all material respects, the financial condition and results of operations of New Energy Technologies, Inc.

Date: July 15, 2013	By:	/s/ John A. Conklin
John A. Conklin
President and Chief Executive Officer, Chief Financial Officer and Director